UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 22, 2006

SUMMIT BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Texas	0-11986	75-1694807

(State of Incorporation)	(Commission File Number)	(I.R.S. Employer ID No.)

3880 Hulen Street, Fort Worth, Texas 76107

(Address of principal executive offices)

(817) 336-6817

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01         Entry into a Material Definitive Agreement.

          On May 22, 2006, Summit Bancshares, Inc. (the “Corporation”) entered into that certain Amended and Restated Severance Agreement (the “Severance Agreement”) by and among the Corporation, Summit Bank, N.A. (the “Bank”), and Philip E. Norwood.  Mr. Norwood serves as the Chairman of the Board of Directors, President and Chief Executive Officer and a director of the Corporation and the Bank.  The Severance Agreement was approved by the Compensation and Benefits Committee of the Corporation and the Compensation Committee of the Bank.  The Severance Agreement superceded and replaced that certain Severance Agreement dated October 24, 2000 by and among the Corporation, Summit Community Bank, a predecessor to the Bank, and Mr. Norwood (the “Original Severance Agreement”).

          The Severance Agreement provides that, in the event of the termination of Mr. Norwood’s employment with the Corporation or the Bank for any reason, including a Constructive Termination (as defined in the Severance Agreement), other than a termination (a) by the Corporation or the Bank for Cause (as defined in the Severance Agreement) or (b) that results from Mr. Norwood’s death or disability (a “Triggering Termination”), the Corporation or the Bank shall continue to pay Mr. Norwood, for a consecutive 730 calendar day period, Mr. Norwood’s regularly scheduled base salary or base rate of pay excluding any extraordinary or premium pay such as bonuses and benefits.  The Severance Agreement also provides for other special termination benefits to be provided by the Corporation or the Bank in the event of a Triggering Termination.  The severance payment rights, special termination benefit rights, and certain other rights of Mr. Norwood set forth in the Severance Agreement are conditioned and dependent on Mr. Norwood’s non-competition and non-solicitation covenants set forth in the Severance Agreement and the enforceability of such covenants.

          This Item 1.01, including the foregoing description of the terms and conditions of the Severance Agreement, is qualified in its entirety by reference to the Severance Agreement which is furnished as Exhibit 10.1 hereto and incorporated herein by reference.  See also Item 1.02 of this report.  The information in Item 1.02 of this report is incorporated in this Item 1.01 by reference.

Item 1.02         Termination of a Material Definitive Agreement.

          On May 22, 2006, the Original Severance Agreement terminated and was superceded and replaced by the Severance Agreement.  The termination of the Original Severance Agreement was approved by the Compensation and Benefits Committee of the Corporation and the Compensation Committee of the Bank.  The Original Severance Agreement is furnished as Exhibit 10.2 hereto and incorporated herein by reference.  See also Item 1.01 of this report.  The information in Item 1.01 of this report is incorporated in this Item 1.02 by reference.

Item 9.01         Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Exhibit

10.1	Amended and Restated Severance Agreement dated May 22, 2006 by and among Summit Bancshares, Inc., Summit Bank, N.A., and Philip E. Norwood (furnished herewith and incorporated herein by reference)

10.2

Severance Agreement dated October 24, 2000 by and among Summit Bancshares, Inc., Summit Community Bank, and Mr. Norwood (incorporated herein by reference from Exhibit 10(v) to the Annual Report on Form 10-K of Summit Bancshares, Inc. for the fiscal year ended December 31, 2000)

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUMMIT BANCSHARES, INC.

Date: May 25, 2006	By:	/s/ Bob G. Scott

	Name:	Bob G. Scott
	Title:	Executive Vice President and Chief Operating Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.1	Amended and Restated Severance Agreement dated May 22, 2006 by and among Summit Bancshares, Inc., Summit Bank, N.A., and Philip E. Norwood (furnished herewith and incorporated herein by reference)

10.2

Severance Agreement dated October 24, 2000 by and among Summit Bancshares, Inc., Summit Community Bank, and Mr. Norwood (incorporated herein by reference from Exhibit 10(v) to the Annual Report on Form 10-K of Summit Bancshares, Inc. for the fiscal year ended December 31, 2000)